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                                                                   EXHIBIT 23(B)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 10, 1995 included in HBO & Company's Form 8-K dated August 16, 1995 and to all references to our firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

Denver, Colorado
August 15, 1995